Exhibit 10.48

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of April 16, 2012 (the “Amendment Date”), is between LAPOLLA INDUSTRIES, INC. (“Borrower”) and BANK OF AMERICA, N.A., a national banking association (“Lender”).

RECITALS

Borrower and Lender have entered into that certain Loan and Security Agreement dated as of August 31, 2010, as amended by the First Amendment to Loan and Security Agreement dated as of November 10, 2010, the Second Amendment to Loan and Security Agreement dated as of March 14, 2011, the Third Amendment to Loan and Security Agreement dated as of May 11, 2011, the Fourth Amendment to Loan and Security Agreement dated as of August 17, 2011 and the Fifth Amendment to Loan and Security Agreement dated as of November 21, 2011 (collectively, and as may hereafter be amended or otherwise modified, the “Loan Agreement”).

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1
Definitions

Section 1.1                      Definitions.  Terms defined by the Loan Agreement, where used herein and not otherwise defined, shall have the same meanings herein as are prescribed by the Loan Agreement, as amended hereby.

ARTICLE 2
Amendments

Section 2.1                      Amendment to Section 1.1.  Effective as of the Amendment Date, the definition of “Basic Reserve” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

 “Basic Reserve” means an amount, determined as of any day, equal to (a) on any day prior to June 30, 2012, $650,000, and (b) on any day on or after June 30, 2012, $1,000,000.

Section 2.2                      Amendment to Section 10.3.1  Effective as of the Amendment Date, Section 10.3.1 of the Loan Agreement is amended as follows:

10.3.1           Minimum EBITDA (March 2012).  Achieve EBITDA, for the period March 1, 2012 through March 31, 2012, of at least deficit $200,000 (<$200,000>).

Section 2.3                      Amendment to Section 10.3.2  Effective as of December 31, 2011, Section 10.3.2 of the Loan Agreement is amended as follows:

10.3.2           Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage Ratio, tested monthly as of the last day of each calendar month beginning on April 30, 2012 and continuing thereafter (a) with respect to any such test date on or before December 31, 2012, for the period January 1, 2012 through such test date, and (b) thereafter, for the most recently completed twelve calendar months, of at least the ratio applicable for such test date as shown below:

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Test Date	Minimum Fixed Charge Coverage Ratio
April 30, 2012	0.10
May 31, 2012	0.40
June 30, 2012	0.75
July 31, 2012 and thereafter	1.10

ARTICLE 3
Conditions Precedent

Section 3.1                      Condition Precedent.  The effectiveness of Section 2.2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           Borrower shall have delivered to Lender an executed original copy of this Amendment, in form and substance satisfactory to Lender;

(b)           after giving effect to this Amendment, no Default or Event of Default shall be in existence;

(c)           Borrower shall have caused certain Debt, presently owing by Borrower to each of Richard J. Kurtz (in the amount of $500,000), Society Hill Apartment Association, LP (in the amount of $300,000), and Foam Equipment Products, LLC (in the amount of $500,000) to be subordinated in right of payment and claim in favor of the Obligations, pursuant to written agreements on terms satisfactory to Lender in its sole discretion; and

(d)           all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Lender.

ARTICLE 4

Ratifications, Representations and Warranties

Section 4.1                      Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower and Lender agree that the Loan Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.2                      Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:  (a) no Default or Event of Default exists; and (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date.

Section 4.3                      WAIVER AND RELEASE.  TO INDUCE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OBLIGOR (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

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(a)           HEREBY WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(b)           HEREBY RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY OBLIGOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 5

Other Agreements

Section 5.1                      Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.2                      Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement is hereby amended so that any reference in such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.  This Amendment shall constitute a Loan Document.

Section 5.3                      Expenses of Lender.  As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Lender's legal counsel.

Section 5.4                      Severability.  Each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

Section 5.5                      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 5.6                      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.  Any assignment in violation of this Section 5.6 shall be void.

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Section 5.7                      Counterparts; Facsimile or Electronic Signatures.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment shall become effective when Lender has received counterparts bearing the signatures of all parties hereto.  Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

Section 5.8                      Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.9                      Entire Agreement.  Time is of the essence of this Amendment.  This Amendment, the Loan Agreement, the other Loan Documents embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

Executed effective as of the Amendment Date.

SIGNATURES FOLLOW
REMAINDER OF PAGE BLANK

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BORROWER:

LAPOLLA INDUSTRIES, INC.

By:	/s/ Michael T. Adams, EVP
Michael T. Adams, Executive Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ H. Michael Wills, SVP
H. Michael Wills, Senior Vice President

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GUARANTOR CONSENT

The undersigned Guarantor consents and agrees to the foregoing Sixth Amendment to Loan and Security Agreement and agrees that the Loan Documents to which he is a party (including without limitation the certain Guaranty Agreement dated August 31, 2010, executed by Guarantor), as amended thereby, shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantor enforceable against him in accordance with their respective terms.

GUARANTOR:

By:	/s/ Richard J. Kurtz, Guarantor
Richard J. Kurtz
Dated effective as of the Amendment Date

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